                                                                    Exhibit 23.1


                             (DELOITTE LETTERHEAD)


            Consent of Independent Registered Public Accounting Firm



We consent to the use in the Registration Statement of Focus Media Holding Limited on Form F-1 of our audit report dated May 25, 2005, appearing on page F-2 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005

                             (DELOITTE LETTERHEAD)


            Consent of Independent Registered Public Accounting Firm


We consent to the use in the Registration Statement of Perfect Media Holding Limited on Form F-1 of our audit report dated February 2, 2005, appearing on page P-2 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005

                             (DELOITTE LETTERHEAD)


            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Changsha Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on page P-15 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005

                             (DELOITTE LETTERHEAD)

            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Qingdao Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on page P-28 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005

                             (DELOITTE LETTERHEAD)

            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Focus Media Dalian Holding Limited on Form F-1 of our audit report dated June 10, 2005, appearing on page P-41 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005

                             (DELOITTE LETTERHEAD)

            Consent of Independent Registered Public Accounting Firm



We consent to the use in this Registration Statement of Capital Beyond Limited on Form F-1 of our audit report dated June 10, 2005, appearing on page P-54 of this Registration Statement.

We also consent to the reference made to us under the headings "Experts" in such prospectus.




/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
July 8, 2005